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                                                BIRMINGHAM REALTY COMPANY
STATE OF ALABAMA)                               2118 First Avenue North
                                                Birmingham, Alabama 35203
JEFFERSON COUNTY)                               Telephone: (205) 322-7789

                                LEASE AGREEMENT

                              PERIMETER PARK SOUTH

                 THIS AGREEMENT, made and entered into on the 25th day of May, 1993, between BIRMINGHAM REALTY COMPANY (hereinafter called "Landlord") and CRESCENT CAPITAL TRUST (hereinafter called "Tenant"), is to witness that:
Landlord does this day lease unto Tenant and Tenant does lease from Landlord the following described space (herein called Premises) being approximately 1500 square feet located on the Third Floor South in the building known as ONE PERIMETER PARK SOUTH, at the address of ONE PERIMETER PARK SOUTH, SUITE 335 SOUTH, BIRMINGHAM, ALABAMA 35243, in Jefferson County, Alabama. Premises are more particularly shown and outlined on the plan attached hereto as Exhibit "A" and as the Premises shall be finished or remodeled as specified in Work Letter Agreement attached hereto as Exhibit "B", both made a part hereof.
                      1.  TERM:
                 (a) The Term of this lease shall commence on the 1st day of June, 1993, and end at 6:00 p.m. on the 31st day of May, 1994. The Tenant agrees to pay each month as Base Rent for the Premises to Birmingham Realty Company at 2118 First Avenue North, Birmingham, Alabama 35203, the sum of Six Hundred Forty Six and 25/100------------------ Dollars ($646.25), being at the rate of Seven Thousand Seven Hundred Fifty Five and No/100--------------- Dollars ($7,755.00) per annum, which sum shall be payable in advance on the first day of each month during the rental period of this Lease, or sooner if accelerated under the subsequent provisions hereof. The first month's base rent shall be paid contemporaneously with the execution of this Lease by Tenant. Lessee agrees that a Service and Bookkeeping Charge of 5% shall become due and payable each and every month that the Rent has not been received in the office of Birmingham Realty Company by the tenth (10th) of the month.
                 (b) It is understood that the Base Rent specified in Paragraph (a) does not anticipate any increase in the amount of taxes on the Property or in the cost of operations and maintenance thereof. Therefore, in order that the rental payable throughout the term of the Lease shall reflect any such increase, the parties agree as hereinafter in this Section set forth. The Annual Base Rent payable pursuant to Paragraph (a) as increased pursuant to Paragraphs (b) and (c) of this Section is hereinafter called the "Rent", which Tenant agrees to pay.
                 Certain terms are defined as follows:
                 Base Year:       The Base Year for Taxes and Operating
Expenses shall be the full calendar year of 1993.
                 Tenant's Share: For each calendar year commencing with the calendar year immediately following the Base Year, the Tenant's pro rata share of the increase in Taxes and Operating Expenses over the Base Year. The Tenant's Share is agreed to be 1.05% of such increase.

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                 Taxes:  (i) all real estate taxes, including state equalization factor, if any, payable (adjusted after protest or litigation, if any) for any part of the term of this Lease, exclusive of penalties or discounts, on the Property, (ii) any taxes which shall be levied in lieu of any such taxes, such as taxes on the gross rentals of the Property, (iii) any special assessments against the Property which shall be required to be paid during the calendar year in respect to which taxes are being determined, and (iv) the expense of contesting with Tenant's prior approval, the amount or validity of any such taxes, charges, or assessments; such expense to be applicable to the period of the item contested. The landlord reserves the right to recompute the additional rent due hereunder in the event of a change of Taxes for the Base
Year and the Tenant agrees to pay such additional rent when billed.
                 Operating Expenses:     Those expenses incurred or paid on
behalf of the Landlord in respect of the operation and maintenance of the Property which, in accordance with accepted principles of sound accounting practice used by the Landlord, as applied to the operation, management and maintenance of first class office buildings, are properly chargeable to the operation and maintenance of the Property, and the cost, as reasonably amortized by the Landlord, with interest at the Prime Rate on the unamortized amount of any capital improvement made after the Base Year which reduces other Operating Expenses, but in an amount not to exceed such reduction for the relevant year. Operating Expenses shall not include depreciation, debt service, franchise or income taxes imposed on the landlord, except to the extent hereinbefore provided, and the cost to the Landlord of any work or service performed in any instance for any tenant (including the Tenant) at the cost of such Tenant. If Landlord shall make any capital improvement after the Operating Expense Base Year during the term of this Lease in compliance with the requirements of any federal, state, or local law or governmental regulation, then the reasonable annual amortization of the cost of such improvement, with interest at the Prime Rate from the time of completion of such improvement, shall be deemed an Operating Expense in each of the calendar years during which such amortization is charged. The "Prime Rate" shall be computed and adjusted on a daily basis for each installment based on the prime rate in force from time to time during the period with respect to which such installment is being calculated. The term "Prime Rate" shall mean the rate announced as such by Chase Manhattan Bank or its successors at its principal office, but shall in no event exceed the maximum rate provided by applicable law.
                 In determining the amount of Operating Expenses for the purpose of this Section, for the Base Year or for any subsequent calendar year,
(i) if less than 95% of the Building shall have been occupied by tenants and fully used by them, at any time during the year. Operating Expenses shall be increased to an amount equal to the like operating expense which would normally be expected to be incurred, had such occupancy been 95% and had such full utilization been made during the entire period, or (ii) if the Landlord is not furnishing any particular work or service (the cost of which if performed by the Landlord would constitute an Operating Expense) to a tenant who has undertaken to perform such work or service in lieu of the performance thereof by the Landlord, Operating Expenses shall be deemed for the purposes of this Section

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to be increased by an amount equal to the additional operating expense which would reasonably have been incurred during such period by the Landlord if it had at its own expense furnished such work or service to such tenant. The Operating Expenses for the Base Year are estimated by the Landlord to be $5.17 per square foot of the Premises.
                 (c) In order to provide for current payments on account of any increase in the Taxes and Operating Expenses over the Base Year, the Tenant agrees, at Landlord's request, to pay as additional rent Tenant's Share due for the ensuing twelve (12) months, as estimated by Landlord from time to time, in twelve (12) monthly installments, each in an amount equal to 1/12th of Tenant's Share so estimated by Landlord commencing on the first day of the month following the month in which Landlord notifies Tenant of the amount of such estimated Tenant's Share. If, as finally determined, Tenant's share shall be greater than or to be less than the aggregate of all installments so paid on account to the Landlord for such twelve (12) month period, then Tenant shall pay to the Landlord the amount of such underpayment when billed, or the Landlord shall credit Tenant for the amount of such overpayment as the case may be. It is the intention hereunder to estimate the amount of Taxes and Operating Expenses for each year and then to adjust such estimate in the following year based on actual Taxes and Operating Expenses incurred and/or paid by Landlord for the period Tenant occupies Premises. The obligation of the Tenant with respect to the payment of Rent shall survive the termination of this Lease. Any payment, refund, or credit made pursuant to this Paragraph (c) shall be made without prejudice to any right of the Tenant to dispute or of the Landlord to correct any item(s) as billed pursuant to the provisions hereof.
                 (d) Upon receipt of the Landlord's statement, Tenant does hereby covenant and agree promptly to pay the increases in Rent pursuant to Paragraphs (b) and (c) of this Section as and when the same shall become due and payable, without further demand therefor, and without any setoff or deduction whatsoever. Failure to give such statement shall not constitute a waiver by Landlord of its right to require an increase in Rent nor shall such failure deprive Tenant of a decrease in Rent, as the case may be.
                 (e) Within thirty (30) days after receipt of such statement, Tenant or its authorized employee shall have the right to inspect the books of Landlord during the business hours of Landlord at Landlord's office in the Building or, at Landlord's option, at such other location that Landlord may specify for the purpose of verifying information in such statement. Unless Tenant asserts specific error(s) within thirty (30) days after delivery of such statement, the statement shall be deemed to be correct.
                 (f) No decrease in Taxes, Interest and/or Operating Expenses shall reduce Tenant's Rent below the annual Base set forth in Paragraph (a) of this Section.
                 (g) All costs and expenses which Tenant assumes or agrees to pay to Landlord pursuant to this Lease shall be deemed additional rent and, in the event of nonpayment thereof, Landlord shall have all the rights and remedies herein provided for in case of nonpayment of Rent.

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                     2.  SERVICES:
                         The Landlord shall provide at Landlord's expense,
except as otherwise provided, the following services:
                         (a) Heating and air conditioning service (8:00 a.m.
to 6:00 p.m. Mondays through Fridays; and 8:00 a.m. to 12:00 p.m. on Saturdays; Sundays and legal holidays excepted).
                         (b) Continuous passenger elevator service.
                         (c) General cleaning and janitor services, but not
including cleaning of drapes and furniture, except for normal vacuuming and dusting.
                         (d) Electric current for lighting and operation of
fluorescent tubes and incandescent bulbs in Building Standard lighting fixtures and electrical current for operating small business machinery only using 110 volt, 20 amp circuits.
                         (e) Cold drinking water in the corridor on each floor
in the Building.
                         (f) Men's and women's restrooms on each floor and
toilet supplies therefor.
                         Tenant shall be responsible for (1) the cost of
electricity or additional air conditioning required for special equipment that may be installed by Tenant or because of unusually large number of personnel in the premises; (2) the cost of any extraordinary or excessive consumption of electricity, water, or other utilities by Tenant; (3) paying a reasonable amount, not to exceed $5.00 per hour for the use of electricity beyond the time electricity is provided by Landlord pursuant to subparagraph (a) above; and (4) paying a reasonable amount, not to exceed $10.00 per hour for use of heating and air conditioning service beyond time same is provided by Landlord pursuant to subparagraph (a) above. The hourly rates above specified shall be adjusted to the percentage of increase granted by the Alabama Public Service Commission.
                         Should Tenant require any additional work or service,
including but not limited to the additional work or service described above, including service furnished outside the stipulated hours, Landlord may, on terms to be agreed upon in reasonable advance notice by Tenant, furnish such additional service and Tenant agrees to pay the Landlord such charges as may be agreed on, but in no event at a charge less than Landlord's actual cost plus overhead for the additional services provided, it being agreed that the cost to the Landlord of such additional services shall be excluded from Operating Expense.
                         It is understood that Landlord does not warrant that
any of the services referred to above or any other services which Landlord may supply will be free from interruption; Tenant acknowledging that any one or more such services may be suspended by reason of accident or of repairs, alterations, or improvements necessary to be made, or by strikes or lockouts, or by reason of operation of law, or causes beyond the reasonable control of Landlord. Any such interruption of discontinuance of service shall never be deemed an eviction or disturbance of Tenant's use and possession of the Premises, or any part thereof, or render Landlord liable to Tenant for damages by abatement of rent or otherwise, or relieve Tenant from performance of Tenant's obligations under this Lease. Landlord agrees to use its best efforts to promptly restore services.

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              3.      QUIET ENJOYMENT
                      So long as the Tenant shall observe and perform the covenants and agreements binding on it hereunder, the Tenant shall at all times during the term herein granted peacefully and quietly have and enjoy possession of the Premises without any encumbrance or hindrance by, from, or through the Landlord.
              4.      CERTAIN RIGHTS RESERVED TO THE LANDLORD
                      The Landlord reserves all rights not herein specified granted including without limitation the following:
                      (a) To name the Building and to change the name or street address of the Building.
                      (b) To install and maintain a sign or signs on the exterior or interior of the Building.
                      (c) To designate all sources furnishing sign painting and lettering, ice, drinking water, toilet supplies, vending machines, mobile vending service, catering, and like services used on the Premises or in the Building.
                      (d) During the last ninety (90) days of the term, if during or prior to that time the Tenant vacates the Premises, to decorate, remodel, repair, alter or otherwise prepare the Premises for reoccupancy, without affecting Tenant's obligation to pay rental for the Premises, providing same does not interfere with Tenant's use of said Premises.
                      (e)      To constantly have pass keys to the Premises.
                      (f) On reasonable prior notice to the Tenant, to exhibit the Premises to prospective tenants during the last six (6) months of the term, and to any prospective purchaser, mortgagee, or assignee of any mortgage on the Property and to others having a legitimate interest at any time during the term.
                      (g) At any time, in the event of any emergency and otherwise at reasonable times, to take any and all measures, including inspections, repairs, alterations, additions, and improvements to the Premises or to the Building as may be necessary or desirable for the safety, protection or preservation of the Premises or the Building or the Landlord's interests, or as may be necessary or desirable in the operation or improvement of the Building or in order to comply with all laws, orders, and requirements of governmental or other authority.
                      (h) To install vending machines of all kinds in the Premises and to provide mobile vending service therefor, and to receive all of the revenue derived therefrom; provided, however, that no vending machines shall be installed by Landlord in the Premises nor shall any mobile vending service be provided therefor unless Tenant so requests.
              5.      ESTOPPEL CERTIFICATE BY TENANT
                      The Tenant agrees that from time to time, upon not less than ten (10) days prior request by the Landlord, the Tenant will deliver to the Landlord a statement in writing certifying (a) that this Lease is unmodified and in full force and effect (or if there have been modifications that the same is in full force and effect as modified and identifying the modifications), (b) the dates to which the Rent and other charges have been paid, and (c) that, so far as the person making the certificate knows, the Landlord is not in default under any

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provision of this Lease and, if the Landlord is in default, specifying each such default of which the person making the certificate may have knowledge, it being understood that any such statement so delivered may be relied upon by any landlord under any ground or underlying lease, or any prospective purchaser, mortgagee, or any assignee of any mortgage on the Property.
            6.   WAIVER OF CERTAIN CLAIMS
                 The Tenant, to the extent permitted by law, waives all claims it may have against the Landlord and against the Landlord's agents and employees for damage to person or property sustained by the Tenant or by any occupant of the Premises, or by any other person, resulting from any part of the Property or any equipment or appurtenances becoming out of repair, or resulting from any accident in or about the Property or resulting directly or indirectly from any act or neglect of any tenant or occupant of any part of the Property or of any other person, unless such damage is a result of the negligence or contributory negligence of Landlord, or Landlord's agents or employees. If any damage results from any act or neglect of the Tenant, the Landlord may, at the Landlord's option, repair such damage and the Tenant shall thereupon pay to the Landlord the total cost of such repair. All personal property belonging to the Tenant or any occupant of the Premises that is in or on any part of the Property shall be there at the risk of the Tenant or of such other person only and the Landlord, its agents, and employees shall not be liable for any damage thereto or for the theft or misappropriation thereof unless such damage, theft, or misappropriation is a result of the negligence or contributory negligence of Landlord or Landlord's agents or employees. The Tenant agrees to hold the Landlord harmless and indemnified against claims and liability for injuries to all persons and for damage to or loss of property occurring in or about the Property due to any act of negligence or default under this Lease by the Tenant, its contractors, agents, or employees.
                 To the extent that the Tenant carries hazard insurance on any of its property in the Premises and to the extent that the Landlord carries hazard insurance on the Property, each policy of insurance shall contain, if obtainable from the insurer selected by the Tenant or the Landlord, as the case may be, without additional expense, a provision waiving subrogation against the other party to this Lease. If such provision can be obtained only at additional expense, the obligation to obtain such provision shall continue if the other party on notice shall pay the amount of such additional expense.
Each of the parties hereto releases the other with respect to any liability which the other may have for any damage by fire or other casualty with respect to which the party against whom such release is claimed shall be insured under a policy or policies of insurance containing such provision waiving subrogation.
            7.   LIABILITY INSURANCE
                 Tenant shall, at its expense, maintain during the term comprehensive public liability insurance, contractual liability insurance, and property damage insurance under policies issued by insurers of recognized responsibility with limits of not less than $500,000 for personal injury, bodily injury, death, or for damage or injury to or destruction of property (including the loss of use thereof) for any one person and in an amount of not less than

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$1,000,000 with respect to any one occurrence.  Tenant's policies shall name
Landlord, its agents, servants, and employees as additional insureds. At the option of the Landlord, the copies of all policies of insurance shall be held by Landlord.

              8.      HOLDING OVER
                      If the Tenant retains possession of the Premises or any part thereof after the termination of the term, the Tenant shall pay the Landlord rent at double the monthly rate specified in Section 1 for the time the Tenant thus remains in possession and, in addition thereto, shall pay the Landlord for all damages, consequential as well as direct, sustained by reason of the Tenant's retention of possession. If the Tenant remains in possession of the Premises, or any part thereof, after the termination of the term, such holding over shall, at the election of the Landlord expressed in a written notice to the Tenant and not otherwise, constitute a renewal of this Lease for one year under the same terms and conditions as this Lease. The provisions of this Section do not exclude the Landlord's rights of re-entry or any other right hereunder.

              9.      ASSIGNMENT AND SUBLETTING
                      (a) The Tenant shall not, without the Landlord's prior written consent, (i) assign, convey, mortgage, pledge, encumber or otherwise transfer (whether voluntarily or otherwise) this Lease or any interest under it; (ii) allow any transfer thereof or any line upon the Tenant's interest by operation of law; (iii) sublet the Premises or any part thereof; or (iv) permit the use or occupancy of the Premises or any part thereof by any one other than the Tenant.

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                 (c)  Any sale or transfer after the date hereof, whether to one or more persons or entities and whether at one or more different times, of a total of more than fifty percent (50%) of the shares of capital stock of any corporation, or more than fifty percent (50%) of the interest in any partnership, which is then the legal Tenant under this Lease shall be deemed an assignment of this Lease within the meaning of this Section.
                 (d) Tenant agrees to pay to Landlord, on demand, reasonable costs incurred by Landlord in connection with any request by Tenant for Landlord to consent to any assignment or subletting by Tenant.
                 (e) If, with the consent of the Landlord, this Lease be assigned or if the Premises or any part thereof be sublet or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, subtenant or occupant, and apply the net amount collected to the Rent and Additional Rent herein reserved; but no such assignment, subletting, occupancy, or collection shall be deemed a waiver of any of Tenant's covenants contained in this Lease or the acceptance of the assignee, subtenant, or occupant as tenant, or a release of Tenant from further performance by Tenant of covenants on the part of Tenant herein contained.
            10.  CONDITION OF PREMISES
                 Tenant's taking possession of the Premises shall be conclusive evidence as against the Tenant that the Premises were in good order and satisfactory condition when the Tenant took possession, except as to latent defects. No promise of the Landlord to alter, remodel, repair or improve the Premises or the Building and no representation respecting the condition of the Premises or the Building have been made by Landlord to Tenant, other than as may be contained herein or in a separate Work Letter Agreement signed by Landlord and Tenant and attached hereto as Exhibit "B". At the termination of this Lease, the Tenant shall return the Premises broom-clean and in as good condition as when the Tenant took possession, ordinary wear and loss by fire or other casualty excepted, failing which the Landlord may restore the Premises to such condition and the Tenant shall pay the cost hereof on demand.
            11.  USE OF PREMISES
                 The Tenant agrees to comply with the following rules and regulations and with such reasonable modifications thereof and additions thereto as the Landlord may hereafter from time to time make for the Building. The

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Landlord shall not be responsible for the non-observance by any other tenant of any of said rules and regulations:
                     (a) The Tenant shall not exhibit, sell or offer for sale on the Premises or in the Building any article or thing except those articles and things essentially connected with the stated use of the Premises by the Tenant without the advance consent of the Landlord.
                     (b) The Tenant will not make or permit to be made any use of the Premises or any part thereof which would violate any of the convenants, agreements, terms, provisions, and conditions of this Lease or which directly or indirectly is forbidden by public law, ordinance, or governmental regulation, or which may be dangerous to life, limb, or property, or which may invalidate or increase the premium cost of any policy of insurance carried on the Building or covering its operation, or which will suffer or permit the Premises or any part thereof to be used in any manner, or anything to be brought into or kept therein which, in the judgment of Landlord, shall in any way impair or tend to impair the character, reputation, or appearance of the Property as a high quality office building, or which will impair or interfere with, or tend to impair or interfere with, any of the services performed by Landlord for the Property.
                     (c) The Tenant shall not display, inscribe, print, paint, maintain or affix on any place in or about the Building any sign, notice, legend, direction, figure or advertisement, except on the doors of the Premises and on the Directory Board, and then only such name(s) and matter, and in such color, size, style, place and materials, as shall first have been approved by the Landlord. The listing of any name other than that of Tenant, whether on the doors of the Premises, on the Building directory, or otherwise, shall not operate to vest any right or interest in this Lease or in the Premises or be deemed to be the written consent of Landlord mentioned in
Section 9; it being expressly understood that any such listing is a privilege extended by Landlord revocable at will by written notice to Tenant.
                     (d) The Tenant shall not advertise the business, profession, or activities of the Tenant conducted in the Building in any manner which violates the letter or spirit of any code of ethics adopted by any recognized association or organization pertaining to such business, profession, or activities, and shall not use the name of the Building for any purposes other than that of the business address of the Tenant, and shall never use any picture of likeness of the Building in any circulars, notices, advertisements, or correspondence without the Landlord's consent.
                     (e) No additional locks or similar devices shall be attached to any door or window without Landlord's prior written consent. No keys for any door other than those provided by the Landlord shall be made. If more than two (2) keys for one lock are desired, the Landlord will provide the same upon payment by the Tenant. All keys must be returned to the Landlord at the expiration or termination of this Lease.
                     (f) The Tenant shall not make any alterations, improvement, or additions to the Premises, including but not limited to, wall coverings, floor coverings, and special lighting installations, without the Landlord's advance written consent in each and every instance. In the event Tenant desires to make

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any alternations, improvement, or additions, Tenant shall first submit to
Landlord plans and specifications therefor and obtain Landlord's written approval thereof prior to commencing any such work. All alternations, improvements or additions, whether temporary or permanent in character, made by Landlord or Tenant in or upon the Premises shall become Landlord's property and shall remain upon the Premises at the termination of this Lease with compensation to Tenant (excepting only Tenant's movable office furniture, trade fixtures, office and professional equipment).
                 (g) All persons entering or leaving the Building after hours on Monday through Friday, or at any time on Saturdays, Sundays, or Holidays, may be required to do so under such regulations as the Landlord may impose.
The Landlord may exclude or expel any peddler.
                 (h) The Tenant shall not overload any floor. The landlord may direct the time and manner of delivery, routing and removal, and the location of safes and other heavy articles.
                 (i) Unless the Landlord gives advance written consent, the Tenant shall not install or operate any steam or internal combustion engine, boiler, machinery, refrigerating or heating device or air-conditioning apparatus in or about the Premises, or carry on any mechanical business therein, or use the Premises for housing accommodations or lodging or sleeping purposes, or do any cooking therein, or use any illumination other than electric light, or use or permit to be brought into the Building and inflammable fluids, such as gasoline, kerosene, naphtha, and benzine, or any explosives, radioactive materials or other articles deemed extra hazardous to life, limb, or property, except in a manner which would not violate any ordinance or regulation of the City. The Tenant shall not use the Premises for any illegal or immoral purpose. *
                 (j) The Tenant shall cooperate fully with the Landlord to assure the effective operation of the Building's air-conditioning system, including the closing of venetian blinds and drapes and, if windows are operable, to keep them closed when the air-conditioning system is in use.
                 (l) The sidewalks, halls, passages, exits, entrances, elevators, and stairways, shall not be obstructed by the Tenant or used for any purpose other than for ingress to egress from its Premises. The halls, passages, exits, entrances, elevators, stairways, and roof are not for the use of the general public and the Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence, in the judgement of the Landlord, shall be prejudicial to the safety, character, reputation, and interests of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom the Tenant normally deals in the ordinary course of Tenant's business unless such persons

   * However, Tenant may be able to operate a coffee machine, refrigerator and microwave



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are engaged in illegal activities.  No Tenant and no employees or invitees of any Tenant shall go upon the roof or mechanical floors of the Building.
                 (m) Tenants shall not use, keep, or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to the Landlord or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be brought in or kept in or about the Premises or the Building.
                 (n) Tenant shall see that the doors and windows, if operable, of the Premises are closed and securely locked before leaving the Building and must observe strict care and caution that all water faucets or water apparatus are entirely shut off before Tenant or Tenant's employees leave the Building, and that all electricity shall likewise be carefully shut off so as to prevent waste or damage, and for any default or carelessness, Tenant shall make good all injuries or losses sustained by other tenants or occupants of the Building of Landlord.
                 In addition to all other liabilities for breach of any covenant of this Section, the Tenant shall pay to the Landlord an amount equal to any increase in insurance premiums payable by the Landlord or any other tenant in the Building caused by such breach.
        12.      REPAIRS
                 Tenant shall give to Landlord prompt written notice of any damage to or defective condition in any part or appurtenance of the Building's plumbing, electrical, heating, air-conditioning, or other systems serving, located in, or passing through the Premises. Subject to the provisions of
Section 13, the Tenant shall, at the Tenant's own expense, keep the Premises in good order, condition, and repair during the term, except that the Landlord, at the Landlord's expense (unless caused by the fault or negligence of the Tenant, its contractors, agents, or employees) shall keep in repair the elevators, electrical lines, plumbing fixtures located in the Building (except those installed by Tenant with Landlord's approval) heating and air-conditioning equipment, outside walls, including windows, and roof. The Tenant, at the Tenant's expense, shall comply with all laws and ordinances and all rules and regulations of all governmental authorities and of all insurance bodies at any time in force, applicable to the Premises or to the Tenant's use thereof, except that the Tenant shall not hereby be under any obligation to comply with any law, ordinance, rule, or regulation requiring any structural alteration of or in connection with the Premises, unless such alteration is required by reason of a condition which has been created by, or at the instance of, the Tenant, or is required by reason of a breach of any of the Tenant's covenants and agreements hereunder. Landlord shall not be required to repair any injury or damage by fire or other cause, or to make any repairs orreplacements of any panels, decoration, office fixtures, railing, ceiling, floor covering, partitions, or any other property installed in the Premise by the Tenant, except as such fire or other cause results from the negligence or contributory negligence or willful acts of Landlord, Landlord's agents or employees.

        13.     UNTENABILITY
                If the Premises are made untenable in whole or in part by fire or other casualty, the Rent, until repairs shall be made or the Lease terminated as hereinafter provided, shall be apportioned on a per diem basis according to the part of the Premises which is usable by the Tenant; if, but only if, such fire or other casualty be not caused by the fault or negligence of the Tenant, its contractors, agents, or employees. If such damage shall be so extensive that the Premises cannot be restored to Building Standard by the Landlord within a period of four (4) months, either party shall have the right to cancel this Lease by notice to the other given at any time within thirty
(30) days after the date of such damage; except that, if such fire or casualty resulted from the Tenant's fault or negligence, the Tenant shall have no right to cancel. If a portion of the Building other than the Premises shall be so damaged that, in the opinion of the Landlord, the Building should be restored in such a way as to alter the Premises materially, the Landlord may cancel this Lease by notice to the Tenant given at any time within thirty (30) days after the date of such damage. In the event of giving effective notice pursuant to this Section, this Lease and the term and the estate hereby granted shall expire on the date fifteen (15) days after the giving of such notice as fully and completely as if such date were the date hereinbefore set for the expiration of the term of this Lease. If this Lease is not so terminated, the Landlord will promptly repair the damage at the Landlord's expense.
        14.     EMINENT DOMAIN
                (a) In the event that title to the whole or any part of the Property shall be lawfully condemned or taken in any manner for any public or quasi-public use, and if such condemnation materially effects business, this Lease and the term and estate hereby granted shall forthwith cease and terminate as of the date of vesting of title and the Landlord shall be entitled to receive the entire award, the Tenant hereby assigning to the Landlord the Tenant's interest therein, if any.
                (b) In the event that title to a part of the Building other than the Premises shall be so condemned or taken and, if in the opinion of the Landlord, the Building should be restored in such a way as to alter the Premises materially, the Landlord may terminate this Lease and the term and estate hereby granted by notifying the Tenant of such termination within sixty
(60) days following the date of vesting of title, and this Lease and the term and estate hereby granted shall expire on the date specified in the notice of termination, not less than sixty (60) days after the giving of such notice, as fully and completely as if such date were the date thereinbefore set for the expiration of the term of this Lease, and the Rent hereunder shall be apportioned as of such date.
        15.     LANDLORD'S REMEDIES
                All rights and remedies of the Landlord herein enumerated shall be cumulative, and none shall exclude any other right or remedy allowed by law. In addition to the other remedies in this Lease provided, the Landlord shall be entitled to the restraint by injunction of the violation or attempted violation of the covenants, agreements, or conditions of this Lease.

                   (a) If the Tenant shall (i) apply for consent to the appointment of a receiver, trustee, or liquidator of the Tenant or of all or a substantial part of its assets, (ii) admit in writing its inability to pay its debts as they come due, (iii) make a general assignment for the benefit of creditors, (iv) file a petition or an answer seeking reorganization or arrangement with creditors or to take advantage of any insolvency law other than the federal Bankruptcy Code, (v) file an answer admitting the material allegations of a petition filed against the Tenant in any reorganization or insolvency proceeding, other than a proceeding commenced pursuant to the federal Bankruptcy Code, or if any order, judgment, or decree shall be entered by any court of competent jurisdiction, except for a bankruptcy court or a federal court sitting as a bankruptcy court, adjudicating the Tenant insolvent or approving a petition seeking reorganization of the Tenant or appointing a receiver, trustee, or liquidator of the Tenant or of all or a substantial part of its assets, then, in any of such events, the Landlord may give to the
Tenant a notice of intention to end the term of this Lease specifying a day not earlier than ten (10) days thereafter and, upon the giving of such notice, the term of this Lease and all right, title, and interest of the Tenant hereunder shall expire as fully and completely on the day so specified as if that day were the date herein specifically fixed for the expiration of the term.
                   (b) If the Tenant defaults in the payment of Rent and such default continues for ten (10) days after notice, or defaults in the prompt and full performance of any other provision of this Lease, and such default continues for twenty (20) days after notice, or if the leasehold interest of the Tenant be levied upon under execution or be attached by process of law, or if the Tenant abandons the Premises, then and in any such event, the Landlord may, at its election, either terminate the Lease and the Tenant's right to possession of the Premises, or without terminating this Lease, endeavor to relet the Premises. Nothing herein shall be construed so as to relieve the Tenant of any obligation, including the payment of Rent, as provided in this Lease.
                   (c) Upon any termination of this Lease, the Tenant shall surrender possession and vacate the Premises immediately and deliver possession thereof to the Landlord, and hereby grants to the Landlord full and free license to enter into and upon the Premises, in such event with or without process of law and to repossess the Landlord of the Premises as of the Landlord's former estate and to expel or remove the Tenant and any others who may be occupying or within the Premises and to remove any and all property therefrom, using such force as may be necessary, without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, and without relinquishing the Landlord's right to Rent or any other right given to the Landlord hereunder or by operation of law.
                   (d)      If the Tenant abandons the Premises or the
Landlord otherwise becomes entitled so to elect, and the Landlord elects, without terminating the Lease, to endeavor to relet the Premises, the Landlord may, at the Landlord's option, enter into the Premises, remove the Tenant's signs and other evidence of tenancy, and take and hold possession thereof as in Paragraph (c) of this Section provided, without such entry and possession terminating the lease or releasing the Tenant, in whole or in part, from the Tenant's obligation to pay the Rent hereunder for the full term as hereinafter provided. Upon and after entry into possession without termination of the Lease, the Landlord may relet the Premises or any part thereof for the account of the Tenant to any person, firm, or corporation other than the Tenant for such rent, for such time and upon such terms as the Landlord shall determine to be reasonable. In any such case, the Landlord may make repairs, alterations, and additions in or to the Premises, and redecorate the same to the extent deemed by the Landlord necessary or desirable, and the Tenant shall, upon demand, pay the cost thereof, together with the Landlord's expenses of the reletting, including without limitation, any applicable leasing commissions. If the consideration collected by the Landlord upon any such reletting for the Tenant's account is not sufficient to pay monthly the full amount of the rent reserved in this Lease, together with the cost of repairs, alterations, additions, redecorating, and the Landlord's expenses, the Tenant shall pay to the Landlord the amount of each monthly deficiency upon demand.
                 (e) If the Landlord elects to terminate this Lease in any of the contingencies specified in this Section, it being understood that the Landlord may elect to terminate the lease after the notwithstanding its prior election to terminate the Tenant's right to possession as in Paragraph (b) of this Section, provided the Landlord shall forthwith upon such termination be entitled to recover as damages, and not as penalty, an amount equal to the then present value of the Rent and Additional Rent provided in this Lease for the residue of the stated term hereof, less the present value of the fair rental value of the Premises for the residue of the stated term.
                 (f) Any and all property which may be removed from the Premises by the Landlord pursuant to the authority of the Lease or of law to which the Tenant is or may be entitled may be handled, removed, or stored by the Landlord at the risk, cost, and expense of the Tenant and the Landlord shall in no event be responsible for the value, preservation, or safekeeping
thereof.   The Tenant shall pay to the Landlord upon demand any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in the Landlord's possession or under the Landlord's control. Any such property of the Tenant not removed from the Premises or retaken from storage by the Tenant within thirty (30) days after the end of the term or of the Tenant's right to possession of the Premises, however terminated, shall be conclusively deemed to have been forever abandoned by the Tenant and either may be retained by Landlord as its property or may be disposed of in such manner as Landlord may see fit.
                 (g) The Tenant agrees that, if it shall at any time fail to make any payment or perform any other act on its part to be made or performed under this Lease, the Landlord may, but shall not be obligated to, and after reasonable notice or demand and without waiving or releasing the Tenant from any obligation under this lease, make such payment or perform such other act to the extent the Landlord may deem desirable and in connection therewith to pay expenses and employ counsel.

All sums so paid by the Landlord and all expenses in connection therewith, together with interest thereon at the Prime Rate form the date of payment, shall be deemed additional rent hereunder and payable at the time of any installment of Rent thereafter becoming due and the Landlord shall have the same rights and remedies for the nonpayment thereof, or of any other additional rent, as in the case of default in the payment of Rent.
            16.  SUBORDINATION OF LEASE
                 The rights of the Tenant under this Lease shall be and are subject to subordinate at all times to all ground leases, and/or underlying leases, if any, now or hereafter in force against the Property, and to the lien of any mortgage or mortgages now or hereafter in force against such lease and/ or the Property, and to all advances made or hereafter to be made upon the security thereof, and to all renewals, modifications, consolidations, replacements, and extensions thereof. This Section is self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall promptly execute such further instruments as may be reasonably requested by the Landlord. Tenant, at the option of any mortgagee, agree to attorn to such mortgage in the event of a foreclosure sale or deed in lieu thereof.
            17.  COMMENCEMENT OF POSSESSION
                 If the Landlord shall be unable to give possession of the Premises on the date of the commencement of the term hereof because the Premises shall not be ready for occupancy, the Landlord shall not be subject to any liability for the failure to give possession on said date. Under such circumstances, unless the delay is the fault of the Tenant, the Rent shall not commence until the Premises are available for occupancy by the Tenant, and no such failure to give possession on the date of commencement of the term shall in any wise affect the validity of this lease or the obligation of the Tenant hereunder, nor shall same be construed in any wise to extend the term of this Lease. If, at the Tenant's request, the Landlord shall make the Premises available to the Tenant prior to the date of commencement of the term for the purpose of decorating, furnishing, and equipping the Premises, the use of the Premises for such work shall not create a landlord-tenant relationship between the parties nor constitute occupancy of the Premises within the meaning of the next sentence, but the provisions of Section 6 of this Lease shall apply. If, with the consent of the Landlord, the Tenant shall enter into occupancy of the Premises to do business therein prior to the date of commencement of the term, provisions of this Lease shall apply and the Rent shall accrue and be payable at the first rate specified in Paragraph (a) of Section 1 from the date of occupancy.
            18.  NOTICES AND CONSENT
                 All notices, demands, requests, consents, or approvals which may or are required to be given by either party to the other shall be in writing and shall be deemed given when sent by United States Certified or Registered

Mail, postage prepaid, (a) if for the Tenant, addressed to the Tenant at the Building or at such other place as the Tenant may from time to time designate by written notice to the Landlord, or (b) if for the Landlord, addressed to the office of the Landlord given in the aforesaid manner at the address first stated above for Landlord with a copy to Landlord addressed to 2118 First Avenue North, Birmingham, Alabama 35203, or at such other place as the Landlord may form time to time designate by written notice to the Tenant given in the aforesaid manner. All consents and approvals provided for herein must be in writing to be valid. If the term Tenant, as used in this Lease, refers to more than one person, any notice, consent, approval, request , bill, demand, or statement given as aforesaid to any one of such persons shall be deemed to have been duly given to Tenant.*
            19.  SPRINKLERS
                 If there now is or shall be installed in the Building a "sprinkler system", and such system or any of its appliances shall be damaged or injured or not in proper working order by reason of any act or omission of the Tenant, Tenant's agents, servants, employees, licensees or visitors, the Tenant shall forthwith restore the same to good working conditions at its own expense; and, if the Board of Fire Underwriters of Fire Insurance Exchange or any bureau, department, or official of the state or city government require or recommend that any changes, modifications, alterations, or additional sprinkler heads or other equipment be made or supplied by reason of the Tenant's business, or the location of partitions, trade fixtures, or other contents of the Premises, or for any other reason, or if any such changes, modifications, alterations, additional sprinkler heads or other equipment become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate as fixed by said Exchange, or by any fire insurance company, Tenant shall, at the Tenant's expense, promptly make and supply such changes, modifications, alterations, additional sprinkler head or other equipment.
            20.  INVALIDITY OF PARTICULAR PROVISIONS
                 If any clause or provision of this Lease is or becomes illegal, invalid, or unenforceable because of present of future laws, or any rule or regulation of any governmental body or entity, effective during its terms, the intention of the parties hereto is that the remaining parts of this Lease shall not be affected thereby unless such invalidity is, in the reasonable determination of Landlord, essential to the rights of both parties, in which event Landlord has the right to terminate this Lease on written notice to Tenant.
            21.  WAIVER OF BENEFITS
                 Tenant waives the benefits of all existing and future Rent Control Legislation and Statutes and similar governmental rules and regulation, whether in time of war or not, to the extent permitted by law.

         * consent, approval or determination made by Landlord shall not be unreasonably withheld.

            22.  WAIVER OF TRIAL BY JURY
                 It is mutually agreed by and between Landlord and Tenant that the respective parties hereby shall, and they hereby do waive trial by jury in any action, proceeding, of counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, and any emergency statutory or any other statutory remedy.
            23.  MISCELLANEOUS TAXES
                 Tenant shall pay prior to delinquency all taxes assessed against or levied upon its occupancy of the Premises, or upon the fixtures, furnishings, equipment, and all other personal property of Tenant located in the Premises, if nonpayment thereof shall rise to a lien on the real estate, and when possible, Tenant shall cause said fixtures, furnishings, equipment, and other personal property to be assessed and billed separately from the property of Landlord. In the event any or all of Tenant's fixtures, furnishings, equipment, and other personal property, or Tenant's occupancy of the Premises, shall be assessed and taxed with the property of Landlord, Tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to Tenant by Landlord of statement in writing setting forth the amount of such taxes applicable to Tenant's fixtures, furnishings, equipment, or personal property.

                  26.   BROKERAGE
                        (a) Tenant represents and warrants that it has dealt with no broker, agent, or other person in connection with this transaction and that no broker, agent, or other person brought about this
transaction, other than          na       and Tenant agrees to indemnify and
hold Landlord harmless from and against any claims by any other broker, agent, or other person claiming a commission or other form of compensation by virtue of having dealt with Tenant with regard to this leasing transaction. The provisions of this Section shall survive the termination of this Lease.

                  27.   SPECIAL STIPULATIONS
                        (a) No receipt of money by the Landlord from the Tenant or Tenant or Landlord after the termination of this Lease, or after the service of any notice, or after the commencement of any suit, or after final judgment for possession of the Premises, shall reinstate, continue, or extend the term of this Lease or affect any such notice, demand, or suit, or imply consent for any action for which Landlord's consent is required.
                        (b) No waiver of any default of the Tenant or Landlord hereunder shall be implied from any omission by the Landlord or Tenant to take any action on account of such default, if such default persists or be repeated, and no express waiver shall effect any default other than the default specified in the express waiver and that only for the time and to the extent therein stated.
                        (c) The term "Landlord" as used in this Lease, so far as covenants or agreements on the part of the Landlord are concerned, shall be limited to mean and include only the owner or owners of the Landlord's interest in this Lease at the time in question and, in the event of any transfer or transfers of such interest, the Landlord herein named (and in case of any subsequent transfer, the then transferer) shall be automatically freed and relieved from and after the date of such transfer of all personal liabilty as respects the performances of any covenants or agreements on the part of the Landlord contained in this Lease thereafter to be performed.

                (d) It is understood that the Landlord may occupy portions of the Building in the conduct of the Landlord's business. In such event, all references herein to other tenants of the Building shall be deemed to include the Landlord as an occupant.
                (e) All of the covenants of the Tenant hereunder shall be deemed and construed to be "conditions" as well as "covenants" as though the words specifically expressing or imparting covenants and conditions were used in each separate instance.
                (f) The Tenant agrees that, upon receiving a written request from the Landlord, the Tenant within ten (10) days deliver a copy of this Lease or, if the Landlord so requests, a Memorandum of this Lease, in recordable form to the Landlord. Tenant shall not record this Lease or a Memorandum thereof without the prior written consent of the Landlord.
                (g) Neither party has made any representation or promise, except as contained herein, or in some further writings signed by the party making such representation or promise.
                (h) In event of variation or discrepancy, the Landlord's original copy of the Lease shall control.
                (i) Each provision hereof shall extend to and shall, as the case may require, bind and inure to the benefit of the Landlord and the Tenant and their respective heirs, legal representatives and successors, and assigns in the event this Lease has been assigned with the express, written consent of the Landlord.
                (j) If, because of any act or omission of Tenant, its employees, agents, contractors, or subcontractors, any mechanic's lien or other lien, charge or order for the payment of money shall be filed against Landlord, Premises are a part, Tenant shall, at its own cost and expense, cause the same to be discharged or recorded within thirty (30) days after the filing thereof and Tenant shall indemnify and save harmless Landlord against and from all cost, liabilities, suits, penalties, claims, and demands, including reasonable attorney's fees resulting therefrom.
                (k) It is understood and agreed that this Lease shall not be binding until and unless all parties have signed it.


                Exhibits 2 and Riders 1, consisting of 3 pages are attached hereto and become part of this Lease.

                28.     ADDITIONAL PROVISIONS
                        Additional provisions are set forth in Rider(s) attached to this Lease and made a part hereof.

            IN WITNESS WHEREOF, the parties herein have hereunto set their hands and seals in quadruplicate the date and year first above written.





Signed Sealed and Delivered         TENANT:
in the Presense of:                 CRESCENT CAPITAL TRUST


/s/ Joy C. Newman                   By: /s/ John W. McRoberts      (Seal)
- -----------------                       ---------------------------
Witness                                 (Authorized Signature)

                                    Its: President
                                        ---------------------------

                                    By:                            (Seal)
- -----------------                       ---------------------------
Witness





Signed, Sealed, and Delivered       LANDLORD
in the Presense of:
                                    BIRMINGHAM REALTY COMPANY



/s/ Joy C. Newman                   By: /s/ J. Keith Hazelrig      (Seal)
- -----------------                       ---------------------------
Witness                                     J. Keith Hazelrig, CCIM

                                    Its: Vice President

                                 EXHIBIT "B"




  Tenant leases space in "as is" condition as is referenced in Exhibit "A".

                                                                EXHIBIT A










                              Floorplan Drawing

                                 Rider To Lease

                                    Between

                           BIRMINGHAM REALTY COMPANY

                                      And

                          CRESCENT CAPITAL CORPORATION


                                  May 25, 1939

                    ========================================

1) As a condition of this Lease, Tenant will receive the first three (3) months of Rent free of any rental obligation.

2) Should Tenant enter into a Lease Agreement with Landlord for office space in another facility owned by Landlord during the term of this Lease, this Lease shall become null and void upon Tenant moving into new space.

3) Should Tenant choose to relocate its offices at the end of the Lease, out of a Birmingham Realty Company owned facility and not into a company owned or affiliated company owned facility, then Tenant will exclusively use Birmingham Realty Company as their representative in procuring its new offices.